UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2021

INNOVID CORP. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40048 (Commission File Number)	87-3769599 (IRS Employer Identification No.)
30 Irving Place, 12th Floor
New York, NY 10003
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (212) 966-7555
ION ACQUISITION CORP 2 LTD.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTV	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	CTVWS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

INTRODUCTORY NOTE
Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Innovid Corp., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy and such definitions are incorporated herein by reference.
Merger Transaction
As previously announced, on June 24, 2021, ION Acquisition Corp. 2 Ltd. (“ION”, which changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware on November 29, 2021 (the “Domestication”)), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inspire Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ION (“Merger Sub 1”), Inspire Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of ION (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”), and Innovid Inc., a Delaware corporation (“OldCo”).
On November 30, 2021, as contemplated by the Merger Agreement and described in the section titled “The Business Combination Proposal” beginning on page 100 of the final prospectus and definitive proxy statement, dated November 8, 2021 (the “Proxy”) and filed with the Securities and Exchange Commission (the “SEC”), ION consummated the merger transaction contemplated by the Merger Agreement (the “Closing”), whereby (i) Merger Sub 1 merged with and into OldCo (the “First Merger”) with OldCo continuing as the surviving corporation of the First Merger, (ii) immediately following the First Merger, OldCo merged with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, the “Mergers”) with Merger Sub 2 continuing as the surviving entity of the Second Merger, (iii) immediately following the Second Merger, ION changed its name to “Innovid Corp.” (the “Name Change”), and (iv) in connection with the Mergers and the Name Change, Innovid Corp. (formally ION) issued (a) 86,901,792 shares of common stock (the “Registered Shares”), par value $0.0001 per share (“Company Common Stock”) to former equityholders of OldCo and (b) 20,000,000 shares of Company Common Stock to PIPE Investors (as defined below).
Pursuant to the Merger Agreement, immediately prior to the Domestication, each issued and outstanding Class B ordinary share, par value $0.0001 per share, of ION automatically converted, on a one-for-one basis, into one (1) Class A ordinary share, par value $0.0001 per share, of ION (“ION Class A Share”) in accordance with the terms of ION’s organizational documents. Immediately following such conversion, upon the Domestication and the Mergers, (i) each issued and outstanding unit representing one (1) ION Class A Share and one-eighth (1/8) of the warrant to purchase one (1) ION Class A Share at a price of $11.50 per share (the “ION Warrants”) was automatically separated into the underlying ION Class A Share and one-eighth of an ION Warrant, (ii) each ION Class A Share issued and outstanding immediately prior to the Domestication was automatically converted into one share of Company Common Stock, (iii) each whole ION Warrant was automatically converted into a redeemable warrant exercisable for one share of Company Common Stock on the same terms as the ION Warrants (the “Public Warrants”), and (iv) each whole private placement warrant, exercisable for one ION Class A Share at $11.50 per share, issued and outstanding prior to the Domestication was automatically converted into a warrant exercisable for one share of Company Common Stock on the terms and subject to the conditions set forth in the applicable warrant agreement (the “Private Placement Warrants” and together with the Public Warrants, the “Company Warrants”). No fractional Company Warrants were issued in connection with such separation or conversion such that if a holder of such units was entitled to receive a fractional Company Warrant, the number of such warrants to be issued to such holder upon such separation or conversion was rounded down to the nearest whole number of Company Warrant.
Subscription Agreements
As previously announced, on June 24, 2021, concurrently with the execution of the Merger Agreement, ION entered into subscription agreements, pursuant to which certain accredited investors (the “PIPE Investors”) agreed to purchase an aggregate of 15,000,000 Shares of Company Common Stock at $10.00 per share for an aggregate commitment amount of $150,000,000 (the “Initial PIPE Investment”). On October 18, 2021, ION entered into new subscription agreements (the “Additional Subscription Agreements”, and collectively with the Initial Subscription

Agreements, the “Subscription Agreements”) with certain PIPE Investors, including funds affiliated with ION, pursuant to which some of the PIPE Investors collectively subscribed for an additional 5,000,000 shares of Company Common Stock at $10.00 per share for an aggregate commitment amount of $50,000,000 (the “Additional PIPE Investment” and together with the Initial PIPE Investment the “PIPE Investment”).
Item 1.01. Entry into a Material Definitive Agreement.
Investor Rights Agreement
In connection with the Closing, the Company entered into investor rights agreement (the “Investor Rights Agreement”) among certain former ION equityholders and certain former OldCo equityholders (each, an “Eligible Investor”). The Investor Rights Agreement, subject to the terms thereof, requires the Company to, among other things, file a resale shelf registration statement on behalf of such Eligible Investors and their respective permitted transferees within thirty (30) calendar days following the Closing. The Investor Rights Agreement also provides for certain demand rights and piggyback registration rights in favor of each of the Eligible Investors and their respective permitted transferees, subject to customary underwriter cutbacks. The Company has agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.
The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Sponsor Support Agreement
As described in the Proxy, in connection with the execution of the Merger Agreement, ION, OldCo, the Sponsor, and certain members of the board of directors and management team of ION (the “Insiders”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor and Insiders agreed, among other things, to not to (i) transfer any of its shares of Company Common Stock or warrants for certain periods of time as set forth in the Sponsor Support Agreement, subject to certain customary exceptions or (ii) enter into any voting arrangement that was inconsistent with the commitment under the Sponsor Support Agreement to vote in favor of the approval and adoption of the Business Combination.
In addition, in connection with the Merger Agreement, certain of OldCo’s institutional investors entered into separate support agreements (the “OldCo Stockholder Support Agreements”) pursuant to which such investors agreed, among other things, (i) to vote all shares of capital stock of OldCo held by such investor at the time of such vote (a) in favor of the approval and adoption of the Business Combination, the Merger Agreement and each of the Transaction Proposals (as defined in the Merger Agreement), (b) against any other business combination proposal or related proposals and (c) against any proposal, action or agreement that would reasonably be expected to impede, frustrate, or prevent the Business Combination or the satisfaction of any of the conditions thereto and (ii) not to transfer any of its shares of Company Common Stock or warrants for certain periods of time as set forth in the OldCo Stockhlder Support Agreements, subject to certain customary exceptions. Each such investor further represented and agreed that such investor has not entered into, and will not enter into, any agreement that would restrict, limit or interfere with the voting agreement made in its OldCo Stockholder Support Agreement.
Lock-up
As noted in the Proxy, the Sponsor Support Agreements also provide that certain equity securities held by Innovid stockholders immediately following the consummation of the Closing will be locked-up for the earlier of (i) one hundred eighty (180) days after the Closing Date; or (ii) the Lock-Up Termination Date as defined in the Sponsor Support Agreement except that the Additional Stockholder Support Agreement provides for a lock-up period solely of one hundred eighty (180) days following the Closing Date. The lock-up obligations in the Sponsor Support Agreements described above are subject to certain customary exceptions (including transfer to any affiliates).

Indemnification Agreements
On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers.
Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to the Company, or, at the Company’s request, service as directors or officers of other entities, in each case, to the maximum extent permitted by applicable law.
The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.
The Innovid Corp. Incentive Plan
On November 30, 2021, the Innovid Corp. Incentive Plan (the “Innovid Corp. Incentive Plan”) became effective. At the special meeting of the ION shareholders held on November 29, 2021 (the “Special Meeting”), the ION shareholders approved the Innovid Corp. Incentive Plan.
The purposes of the Innovid Corp. Incentive Plan are to attract, retain and motivate officers and key employees (including prospective employees), directors, consultants and others who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company. These incentives are provided through the grant of stock options (including incentive stock options intended to be qualified under Section 422 of the Code), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock-based awards. Any of these awards may, but need not, be made as performance-based incentive awards.
A total number of Company Common Stock equal to 10% of the fully-diluted shares outstanding following the Closing will initially be authorized and reserved for issuance under the Innovid Corp. Incentive Plan, which is  15,617,049 shares of Company Common Stock. The number of shares authorized and reserved for issuance will be subject to an annual increase for ten years on the first day of each calendar year beginning January 1, 2022, equal to the lesser of (A) 5% of the aggregate number of shares of Company Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as is determined by the board of directors of Innovid Corp. The maximum number of shares of Company Common Stock that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under the Innovid Corp. Incentive Plan will be equal to 30% of the total number of issued and outstanding shares of Company Common Stock on a fully diluted basis as of the Closing.
If shares covered by an award are not purchased or are forfeited or expire, or otherwise terminate without delivery of any shares subject thereto, then such shares will, to the extent of any such forfeiture, termination, cash-settlement or expiration, be available for future grant under the Innovid Corp. Incentive Plan. The payment of dividend equivalent rights in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Innovid Corp. Incentive Plan, and shares tendered by a participant, repurchased by the Company using proceeds from the exercise of stock options or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an award will not again be available for future awards.
A more complete summary of the terms of the Innovid Corp. Incentive Plan is set forth beginning on page 151 of the Proxy, in the section titled “The Innovid Corp. Incentive Plan Proposal.” That summary and the foregoing description of the Innovid Corp. Incentive Plan are qualified in their entirety by reference to the text of the Innovid Corp. Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

The Innovid Corp. Employee Stock Purchase Plan
On November 30, 2021, the Innovid Corp. Employee Stock Purchase Plan (the “ESPP”) became effective. At the Special Meeting, the ION shareholders approved the ESPP.
The ESPP will be comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares of Company Common Stock under the ESPP. Specifically, the ESPP will authorize (1) the grant of options to employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code (the “Section 423 Component”), and (2) the grant of options that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees who are not eligible to benefit from favorable U.S. federal tax treatment and, to the extent applicable, to provide flexibility to comply with non-U.S. laws and other considerations (the “Non-Section 423 Component”). The Non-Section 423 Component will generally be operated and administered on terms and conditions similar to the Section 423 Component, except as otherwise required by applicable law, rule or regulation.
A total of 2,868,438 shares of Company Common Stock will be initially reserved for issuance under our ESPP. The compensation committee of our board of directors will be the plan administrator of the ESPP and will have authority to interpret the terms of the ESPP and determine eligibility of participants. In addition, on the first day of each calendar year beginning on January 1, 2022 and ending on (and including) January 1, 2031, the number of shares available for issuance under the ESPP will be increased by a number of shares equal to the lesser of (i) 1% of the shares outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares as determined by the board of directors. If any right granted under the ESPP terminates for any reason without having been exercised, the shares subject thereto that are not purchased under such right will again be available for issuance under the ESPP. Notwithstanding the foregoing, no more than 17,383,002 shares of Company Common Stock may be issued under the Section 423 Component of the ESPP.
A more complete summary of the terms of the ESPP is set forth beginning on page 157 of the Proxy in the section titled “The Innovid Corp. ESPP Proposal.” That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The disclosure set forth under “Introductory Note — Merger Transaction” above is incorporated into this Item 2.01 by reference.
Forward-Looking Statements
This Current Report contains forward-looking statements. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of the Company. Although Company believes that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Company cannot assure you that either will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, Company’s independent auditor, has not examined, compiled or otherwise applied procedures with respect to the accompanying forward-looking financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it.

Forward-looking statements in this Current Report and in any document incorporated by reference in the Proxy may include, for example, statements about Company prior to the Business Combination and the Company following the Business Combination, including:
•the ability of Company to realize the benefits expected from the Business Combination;
•the ability to maintain the listing of the Company Common Stock on NYSE;
•the ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;
•the future financial performance of the Company following the Business Combination;
•the Company’s ability to retain or recruit, or to effect changes required in, its officers, key employees or directors following the Business Combination;
•changes in the market for Company’s products and services and the Company’s ability to effectively compete in the advertising technology industry following the Business Combination;
•the Company’s ability to comply with laws and regulations applicable to its business; and
•expansion plans and opportunities.
These forward-looking statements are based on information available as of the date of this Current Report and Company’s management teams’ current expectations, forecasts and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of the Company and their respective directors, officers and affiliates. Other risks and uncertainties indicated in this Current Report, including those set forth under the section entitled “Risk Factors” beginning on page 44 of the Proxy.
Business
The business of ION prior to the Business Combination is described in the Proxy in the section titled “Information About ION” and that information is incorporated herein by reference. The business of Company is described in the Proxy in the section titled “Information about Innovid” and that information is incorporated herein by reference.
Risk Factors
The risk factors related to Company’s business and operations are set forth in the Proxy in the section titled “Risk Factors” and that information is incorporated herein by reference.
Financial Information
Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of ION and OldCo. Reference is further made to the disclosure contained in the Proxy in the sections titled “ION’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Innovid's Management’s Discussion and Analysis of Financial Condition and Results of Operations”, which are incorporated herein by reference. Reference is further made to the disclosure contained in ION’s Quarterly Report on Form 10-Q/A (the “ION 10-Q”) for the quarterly period ended September 30, 2021 and filed with the SEC on November 26, 2021 in the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The Management’s Discussion and Analysis of Financial Condition and Results of Operations for OldCo for the nine months ended September 30, 2021 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of ION for the nine months ended September 30, 2021 is described in the ION 10-Q in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.
Quantitative and Qualitative Disclosures about Market Risk
Reference is made to the disclosure contained in the Proxy in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Innovid—Quantitative and Qualitative Disclosures About Market Risk”, which is incorporated herein by reference.
Reference is also made to the disclosure contained in the ION 10-Q in the section titled “Quantitative and Qualitative Disclosures Regarding Market Risk,” which is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information known to the Company regarding the beneficial ownership of Company Common Stock as of the Closing Date of the Business Combination by:
a.each person who is a named executive officer or director of Company;
b.all executive officers and directors of Company as a group; and
c.each person who is a beneficial owner of more than 5% of Company Common Stock.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
The beneficial ownership of Company Common Stock is based on 118,941,618 shares of Company Common Stock and 10,222,500 warrants to purchase shares of Company Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares of Company Common Stock	%
5% Holders
Genesis Partners III L.P.(1)	19,350,638	16.3%
Sequoia Capital Israel IV Holdings L.P.(2)	17,697,224	14.9%
Special Situations Investing Group II, LLC(3)	9,876,359	8.3%
Lauderdale GMBH & Co. KG(4)	7,277,981	6.1%
ION Holdings 2, LP(5)	17,560,000	14.0%
Directors and Executive Officers
Gilad Shany	—	—
Rachel Lam	—	—
Jonathan Saacks	—	—
Steven Cakebread	—	—
Michael DiPiano	—	—
Zvika Netter(6)	6,374,089	5.3%
Tal Chalozin(7)	4,701,861	4.0%

Tanya Andreev-Kaspin	464,276	*
All directors and officers as a group (eight individuals)	11,540,227	9.7%
________________________
*Less than one percent
(1)    Genesis Partners III L.P. is controlled by Eyal Kishon and Eddy Shalev. Kishon and Shalev otherwise disclaim beneficial ownership over the shares beneficially owned by Genesis Partners III L.P. The address for Genesis Partners III L.P. is 13 Basel st., Herzeliya, Israel, 4666013.
(2)    SC ISRAEL IV GENPAR, LTD is the general partner of SC ISRAEL IV MANAGEMENT, L.P., which is the general partner of SEQUOIA CAPITAL ISRAEL IV L.P., which owns 100% of SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. As such, SC ISRAEL IV GENPAR, LTD shares voting and dispositive power with respect to the shares held by SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. The directors and stockholders of SC ISRAEL IV GENPAR, LTD. who exercise voting and investment discretion with respect to the shares held by SEQUOIA CAPITAL ISRAEL IV HOLDINGS, L.P. are Shmuel Levy and Haim Sadger. As a result, and by virtue of the relationship described in this footnote, each such person may be deemed to share voting and dispositive power with respect to the shares held by the Sequoia Capital Israel IV Holdings, L.P. The address for these entities is 50 Eli Landau Blvd, Herzelia, Israel 4685150.
(3)    The shares are held of record by Special Situations Investing Group II, LLC, which is an affiliate of Goldman Sachs & Co. LLC, a New York limited liability company and a broker-dealer. Goldman Sachs & Co. LLC is a member of the New York Stock Exchange and other national exchanges. Goldman Sachs & Co. LLC is a direct and indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“GS Group”). GS Group is a public entity and its common stock is publicly traded on the New York Stock Exchange and it is managed by its board of directors. The shares of common stock held by Special Situations Investing Group II, LLC were acquired in the ordinary course of its investment business and not for the purpose of resale or distribution. GS Group may be deemed to beneficially own the securities held by Special Situations Investing Group II, LLC. GS Group disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. The mailing address for Special Situations Investing Group II, LLC is 200 West Street, New York, New York 10282.
(4)     Lauderdale GmbH & Co. KG, a German limited partnership (“Lauderdale”), is the record holder of such shares. All investment and disposition decisions for Lauderdale are made by an investment committee comprised of Mr. Vicente Vento Bosch (chair) and Mr. Raphael Kuebler. As a result, Mr. Kuebler and Mr. Bosch may be deemed to share dispositive power with respect to the shares held by Lauderdale and thus to have beneficial ownership of such shares. Each of Mr. Kubler and Mr. Bosch otherwise disclaims beneficial ownership of such shares other than to the extent of any pecuniary interest therein.
Lauderdale is managed by its managing limited partner, Deutsche Telekom Capital Partners Management GmbH, a German limited liability company (DTCP-M”). As the managing limited partner, DTCP-M has voting power with respect to the shares held by Lauderdale and therefore may be deemed to have beneficial ownership of such shares.. None of the members of DTCP-M’s investment committee (Beirat) is deemed a beneficial owner of the Shares under Section 13(d) of the Exchange Act due to the approval standard for committee action. Thus, each such committee member disclaims any beneficial ownership of the shares held by Lauderdale other than to the extent of any pecuniary interest therein.
DTCP-M is controlled by Deutsche Telekom AG, a publicly traded company organized under the laws of Germany (“DTAG”), and Deutsche Telekom Capital Partners Executive Pool GmbH & Co. KG, a German limited liability company (“DTCP Executive Partner”). Each of DTAG and DTCP Executive Partner may be deemed to share voting and dispositive power over the shares held directly by Lauderdale and therefore to have beneficial ownership of such shares. DTAG’s stock is traded on seven stock exchanges in Germany, Including the Frankfurt Stock Exchange and OTCQX, and it is managed by its board of directors. DTCP Executive Partner is controlled by Mr. Bosch. DTAG and Mr. Bosch otherwise disclaim beneficial ownership of the shares owned by Lauderdale except to the extent of any pecuniary interest therein. The mailing address for Lauderdale, DTCP-M, DTCP

Executive Partner, Mr. Kubler and Mr. Bosch is Am Sandtorpark 2, 20457 Hamburg, Germany,. The mailing address for DTAG is Friedrich-Ebert-Allee 140, 53113 Bonn, Germany .
(5)    ION Holdings 2, LP is the record holder of such shares. As the general partner of ION 2 LP, ION Acquisition Corp GP Ltd. (“ION GP”) has voting and investment discretion with respect to the ordinary shares held by ION 2 LP. An investment committee comprised of five individuals — Jonathan Kolber, Gilad Shany, Avrom Gilbert, Stephen Levey and Jonathan Half — makes voting and investment decisions in the ordinary shares indirectly owned by ION GP. As a result, ION GP may be deemed to have beneficial ownership of the shares held directly by ION 2 LP. However, none of the ION GP investment committee’s members is deemed a beneficial owner of the shares held by ION 2 LP under Section 13(d) of the Exchange Act, due to the approval standard for committee action. Thus, each such investment committee member disclaims any beneficial ownership of the shares held by ION 2 LP, other than to the extent of any pecuniary interest therein. Includes 7,060,000 Company Warrants held by ION Holdings 2, LP.
(6)    Consists of 3,441,907 shares held directly by Mr. Netter (including 1,027,914 shares underlying options) and 977,394 shares held by each of the Zvika Netter 2021 Family Trust #1, the Zvika Netter 2021 Family Trust #2 and the Zvika Netter 2021 Family Trust #3, respectively.
(7)    Consists of 2,294,806 shares held directly by Mr. Chalozin (including 45,132 shares underlyin options) and 1,203,528 shares held by each of the Tal Chalozin 2021 Family Trust #1 and the Tal Chalozin 2021 Family Trust #2, respectively.
Directors and Executive Officers
The Company’s directors and executive officers after the consummation of the Transactions are described in the Proxy in the section titled “Management the Company Following the Business Combination” and that information is incorporated herein by reference.
Director Independence
Information with respect to the independence of the Company’s directors is set forth in the Proxy in the section titled “Management of the Company Following the Business Combination —Director Independence” and that information is incorporated herein by reference.
Committees of the Board of Directors
Information with respect to the composition of the committees of the Board of Directors (the “Board”) immediately after the Closing is set forth in the Proxy in the section titled “Management of the Company Following the Business Combination —Committees of Board” and that information is incorporated herein by reference.
Executive Compensation
A description of the compensation of the named executive officers of ION before the consummation of the Business Combination and the named executive officers of Company after the consummation of the Business Combination is set forth in the Proxy in the section titled “Directors, Officers, Executive Compensation and Corporate Governance of ION Prior to the Business Combination” and that information is incorporated herein by reference.
Reference is made to the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the headings “The Innovid Corp. Incentive Plan” and “The Innovid Corp. Employee Stock Purchase Plan,” which is incorporated herein by reference.
Director Compensation
On November 30, 2021, the Board approved the Innovid Corp. Non-Employee Director Compensation Program (the “Director Compensation Program”). The Director Compensation Program became effective on November 30, 2021, and is designed as a compensation program for our non-employee directors under which each non-employee director will receive the following amounts for their services on the Board and that will supersede any prior compensation arrangements of our non-employee directors for service on our board of directors:
a.upon the director’s initial election or appointment to our board of directors that occurs after the effective date of the program, a number of restricted stock units equal to $350,000 divided by the closing price of our common stock on the date of grant,
b.on the date of our annual meeting, if the director has served on our board of directors for at least six months as of the date of an annual meeting of stockholders, a stock based award with a grant date fair market value equal to $175,000, which will be granted in the form of restricted stock units equal to $175,000 divided by the closing price of our common stock on the date of grant (such award, the “Subsequent Award”),
c.an annual director fee of $30,000, and
d.if the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual fee as follows:
1.chair of the audit committee, $20,000,
2.audit committee member other than the chair, $10,000,
3.chair of the compensation committee, $20,000,
4.compensation committee member other than the chair, $10,000,
5.chair of the nominating and corporate governance committee, $20,000, and
6.nominating and corporate governance committee member other than the chair, $10,000.
Restricted stock units granted upon a director’s initial election or appointment will vest in three equal annual installments following the date of grant. The Subsequent Award granted annually to directors will vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. All vesting of equity awards is subject to a director’s continued service on our Board through the vesting date. In addition, all unvested restricted stock units or stock based awards, as applicable, will vest in full upon the occurrence of a change in control.
Director fees under the program will be payable in arrears in quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving as a non-employee director or a committee member on our board and no fee will be payable in respect of any period prior to the effective date of the program. The foregoing description of the Director Compensation Program is qualified in its entirety by reference to the text of the Director Compensation Program which is filed as Exhibit 10.7 hereto and incorporated herein by reference.
Certain Relationships and Related Party Transactions
Certain relationships and related party transactions of the Company are described in the Proxy in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.
In connection with Closing, loans to Innovid’s founders, Zvika Netter and Tal Chalozin, with a total principal amount of $1,199,000 (the “Founders Loans”) and related interest were forgiven in November 2021. $740,000 of the Founders Loans principal amount was used to exercise fully vested options held by the founders on the date of the grant of the Founders Loans and the remainder in the amount of $459,000 was used for other purposes. For additional information, see Note 10 to Exhibit 99.1 to this Current Report on Form 8-K.

Legal Proceedings
Reference is made to the disclosure regarding legal proceedings in the section of the Proxy titled “Information About ION—Legal Proceedings” and “Information About Innovid —Legal Proceedings” and that information is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
Information about the ticker symbol, number of stockholders and dividends for ION’s securities is set forth in the Proxy in the section titled “Market Price and Dividends Of Securities” and such information is incorporated herein by reference.
As of the Closing Date, there were approximately 275 holders of record of Company Common Stock and approximately two holders of record of Public Warrants.
The Company Common Stock and the Public Warrants began trading on NYSE under the symbols “CTV” and “CTVWS”, respectively, on November 30, 2021. ION’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the New York Stock Exchange.
The Company has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends in the future will be dependent upon it revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.
Recent Sales of Unregistered Securities
Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by ION of certain unregistered securities, which is incorporated herein by reference.
Description of Registrant’s Securities to Be Registered
The description of the Company’s securities is contained in the Proxy in the section titled “Description of Innovid's Securities” and that information is incorporated herein by reference.
Immediately following Closing, there were 125,878,826 shares of Company Common Stock issued and outstanding, held of record by approximately 275 holders and 10,222,500 warrants to purchase Company Common Stock issued and outstanding, held of record by two holders.
Indemnification of Directors and Officers
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Financial Statements and Exhibits
The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Not applicable.
Item 3.02. Unregistered Sales of Equity Securities.
Transaction Consideration
The information set forth in the “Introductory Note—Subscription Agreements” above is incorporated into this Item 3.02 by reference.

The shares of Company Common Stock issued by the Company to the PIPE Investors in the private placement on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.
Item 3.03. Material Modification to Rights of Security Holders.
Upon the consummation of the Business Combination, the Company adopted the Company Charter. The material terms of the Company Charter and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy in the sections titled “The Organizational Documents Proposal” beginning on page 141, and “The Domestication Proposal — Comparison of Shareholder Rights under Applicable Corporate Law Before and After Domestication” beginning on page 134, which are incorporated by reference herein.
As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act, the Company is the successor issuer to ION and has succeeded to the attributes of ION as the registrant. In addition, the shares of Company Common Stock, as the successor to ION, are deemed to be registered under Section 12(b) of the Exchange Act.
Amended and Restated Certificate of Incorporation (Company Charter)
Upon consummation of the Business Consummation, ION’s amended and restated certificate of incorporation, was replaced with the Company’s Charter, which, among other things:
(a) changed the authorized capital stock of ION from 500,00,000 ION Class A Ordinary Shares, 50,000,000 ION Class B Ordinary Shares and 5,000,000 ION preference shares to 500,000,000 shares of Company Common Stock and 500,000 Innovid preference shares;
(b) authorizes the provisions permitting that the number of directors on the Board be fixed from time to time solely by resolution of the Board, and dividing the Board into three classes;
(c) amends the terms for the authorizations providing for the increase and decrease of the Company’s capital stock; and
(d) provides for certain additional changes, including, among other things, removing certain provisions related to ION’s status as a blank check company.
The shareholders of ION approved these amendments at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.
Amended and Restated Bylaws
Upon the closing of the Business Combination, ION’s bylaws were amended and restated to be consistent with the Company Charter and to make certain other changes that Company’s board of directors deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.
Item 4.01. Change in Registrant’s Certifying Accountant.
Not applicable.
Item 5.01. Changes in Control of Registrant.
Reference is made to the disclosure in the Proxy in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.
Immediately after giving effect to the Business Combination, there were 118,941,618 shares of Company Common Stock outstanding, 7,060,000 Public Warrants outstanding and 3,162,500 Private Placement Warrants outstanding. As of such time, Company’s executive officers and directors and their affiliated entities held approximately 10% of the total voting power of Company’s outstanding capital stock. Following the Closing, the PIPE Investors held approximately 13% of the Company’s voting power, the former ION shareholders held approximately 6% of the Company’s voting power and the Sponsor held approximately 9% of the Company’s voting power, excluding in each case outstanding warrants.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Upon the Closing, and in accordance with the terms of the Merger Agreement, the following six (6) individuals, who will take office immediately (other than Gilad Shany, an existing director) and will constitute all the members of the Company’s Board of Directors: (i) Jonathan Saacks and Steven Cakebread as Class I directors, (ii) Gilad Shany and Rachel Lam as Class II directors, and (iii) Zvika Netter and Michael DiPiano as Class III directors.
Upon the consummation of the Business Combination, the Company established the following three committees of the Board: audit committee, compensation committee and nominating and corporate governance committee. Steven Cakebread, Rachel Lam and Michael DiPiano were appointed to serve on the Company’s audit committee, with Steven Cakebread serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Gilad Shany and Michael DiPiano were appointed to serve on the Company’s compensation committee. Gilad Shany, Rachel Lam and Jonathan Saacks were appointed to serve on the Company’s nominating and corporate governance committee.
Additionally, upon consummation of the Business Combination, Zvika Netter was appointed as the Company’s President and Chief Executive Officer; Tanya Andreev-Kaspin was appointed as Chief Financial Officer; and Tal Chalozin was appointed as Chief Technology Officer.
Reference is made to the disclosure described in the Proxy in the section titled “Management of the Company Following the Business Combination” beginning on page 268 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.
The information set forth under Item 1.01. “Entry into a Material Definitive Agreement—Indemnification Agreement”, “— Innovid Corp. Incentive Award Plan” and “—Innovid Corp. Employee Stock Purchase Plan” of this Current Report on Form 8-K is incorporated herein by reference.
The information set forth under Item 2.01. “Completion of Acquisition or Disposition of Assets – Director Compensation” of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.
Item 5.06. Change in Shell Company Status.
As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by ION's organizational documents, ION ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section titled “The Business Combination Proposal” beginning on page 100, of the Proxy, and is incorporated herein by reference.
Item 8.01. Other Events.
By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to ION and has succeeded to the attributes of ION as the registrant, including ION’s SEC file number (001-40048) and CIK Code (0001835378). The Company’s Common Stock and Public Warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using ION’s SEC file number (001-40048).

Company’s Common Stock and Public Warrants are listed for trading on The New York Stock Exchange under the symbols “CTV” and “CTVWS,” respectively, and the CUSIP numbers relating to the Company’s Common Stock and Public Warrants are 457679108 and 457679116, respectively.
Holders of uncertificated shares of ION’s common stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of Company Common Stock.
Holders of ION’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after November 30, 2021 (“the Closing Date”) that the Company is the successor to ION.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited condensed consolidated financial statements of OldCo, as of June 30, 2021, and for the six months ended June 30, 2021 and 2020, and the consolidated financial statements of OldCo. as of and for the years ended December 31, 2020 and 2019, the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-36 and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of OldCo. as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and the related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.
(b) Pro forma financial information.
Certain pro forma financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(c) Financial statements of ION.
The financial statements of ION as of December 31, 2020 and for the period from November 23, 2020 (inception) through December 31, 2020, and the related notes and the report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-2 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of ION as of September 30, 2021 and for the nine months ended September 30, 2021 and the related notes thereto with respect to such dates and period are set forth in the ION 10-Q and are incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
2.1†
Agreement and Plan of Merger, dated June 24, 2021, by and among ION, Merger Sub 1, Merger Sub 2, and OldCo (incorporated by reference to Exhibit 2.1 of ION’s Current Report on Form 8-K filed with the SEC on June 29, 2021).

3.1	Amended and Restated Certificate of Incorporation of ION Acquisition Corp 2.

3.2	Bylaws of Innovid Corp.

4.1	Specimen Common Stock Certificate of Innovid Corp.

4.2	Specimen Warrant Certificate of Innovid Corp.

4.3
Warrant Agreement, dated February 10, 2021, by and between ION and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of ION’s Form 8-K (File No. 333-252440), filed with the SEC on February 18, 2021).

10.1
Letter Agreement, dated February 10, 2021, by and among ION, ION Holdings 2, LP, and each of the officers and directors of ION (incorporated by reference to Exhibit 10.1 of ION’s Form 8-K (File No. 333-252440), filed with the SEC on February 18, 2021).

10.2	Investor Rights Agreement, dated November 30, 2021, by and among the Company, the SPAC Holders, and the OldCo Equity Holders.

10.3	Form of Innovid Corp. Incentive Plan (incorporated by reference to Annex E to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-258472), filed with the SEC on November 5, 2021).

10.4
Form of Innovid Corp. Employee Stock Purchase Plan (incorporated by reference to Annex D to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-258472), filed with the SEC on November 5, 2021).

10.5
Sponsor Support Agreement, dated as of June 24, 2021, by and among OldCo, ION, Sponsor and the other parties thereto (incorporated by reference to Annex G to Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-258472), filed with the SEC on November 5, 2021).

10.6
Form of Subscription Agreement between ION and the PIPE Investors, dated June 24, 2021 (incorporated by reference to Exhibit 10.1 of ION’s Form 8-K (File No. 333-252440), filed with the SEC on June 29, 2021).

10.7	Innovid Corp. Non-employee Director Compensation program.

10.8	Form of Indemnification Agreement with Executive Officers and Directors of Innovid Corp.

21.1	List of Subsidiaries of the Company.

99.1	Unaudited condensed financial statements of Innovid, Inc. for the nine months ended September 30, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of ION Acquisition Corp. 2 Ltd. and Innovid, Inc. for the nine months ended September 30, 2021.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Innovid, Inc. for the nine months ended September 30, 2021.
_______________
†    The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.
‡    Certain confidential information contained in this Exhibit has been omitted because it is (i) not material and (ii) of the type that the registrant treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID CORP.

By:	/s/ Tanya Andreev-Kaspin

Name: Tanya Andreev-Kaspin

Title: Chief Financial Officer
Date: December 6, 2021